Debt instrument (Tables)	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Fair Value Measurement Inputs and Valuation Techniques
The Group has engaged an independent valuation firm to evaluate the fair value of the debt component and equity component. Significant assumption used in the discounted cash flow model under the income approach in valuing the debt component included the market discount rate of 12.87%, which was based on a credit analysis of the Company. Significant assumptions used in valuing the equity component using binomial option-pricing model including the following:

Expected volatility	40.0%
Risk-free interest rate (per annum)	1.40%
Expected dividend yield	0.0%
Expected term (in years)	3